SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549


                        FORM 8-K

                     Current Report


            Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934


       Date of Report (Date of
       earliest event reported):  October 10, 1997.


                 Media Entertainment, Inc.
   (Exact name or registrant as specified in its charter)


       NEVADA         333-26385              72-1346591
(State or other  (Commission File No.)    (I.R.S. Employer
jurisdiction of                          Identification No.)
incorporation)

    8748 Quarters Lake Road, Baton Rouge, Louisiana 70809
(Address of principal executive offices, including zip code)

          Registrant's telephone number,
          including area code: (504) 922-7744

                             Form 8-K

                      Media Entertainment, Inc.

Item 5.  Other Events.

Change in Development Priority

On October 10, 1997, the Executive Committee of the Board of
Directors of Media Entertainment, Inc., a Nevada corporation
(the "Company"), approved a change in the Company's priority of business development opportunities.

The Company's former development priority was: (1) wireless cable television markets, beginning with the Poplar Bluff and Lebanon, Missouri, markets; (2) community (low power) television stations, beginning with the Baton Rouge, Louisiana, market; and (3) wireless internet Baton Rouge, Lousiana, and Dallas, Texas, markets.

The Company's new development priority is (1) wireless internet markets, (2) community (low power) television markets and (3) wireless cable television markets. The change in development priority is a result of the unexpectedly rapid completion of a market-ready version of the Company's Wireless Internet Access System.

The Company currently stands ready to begin commercial exploitation of its Wireless Internet Access System, and is seeking capital with which to do so. Should capital be available, the Company intends to commence Wireless Internet Service Provider (ISP) operations in Baton Rouge, Louisiana, Dallas, Texas, and an as-yet unidentified mid-size city in the Southwestern U.S. There is no assurance that the Company will be successful in obtaining capital with which to commence its proposed operations.

Description of the Wireless Internet Business

The Company's proprietary Wireless Internet Access System operates within a broadcast signal in the 900 or 2400 MHz band using two-way modems outfitted with antennae. Thus, the Company's Wireless Internet Access System differs substantially in design from the wireless internet access available through cellular telephones and differs substantially from traditional telephone-line-based Internet Service Providers because there is no reliance on hard wire to transfer data. Yet, the Company's management believes the Company's Wireless Internet Access System is capable of greater utility at lower cost than these other modes of Internet access.

It is the belief of the Company's management that the Company's Wireless Internet Access System provides the following competitive advantages for attracting potential business customers over other Internet access modes:

     - Speed. During testing, the Company's Wireless Internet Access System provided a minimum data transmission speed of 64kbs, with data transmission speed capability of up to the equivalent of a T1 telephone line (that is, the data transmission capability equivalent of 24 ISDN-telephone lines). The Company intends to guaranty ISDN-equivalent data transmission speed to all business customers who desire such speed.

     - Lower Cost. It is expected that the Company's Wireless Internet Access System will, depending on the particular market, offer ISDN-equivalent data transmission speed at a cost of 30% to 40% less than hard-wire ISDN lines currently offered by local telephone companies. In addition, it is expected that the Company's Wireless
Internet Access System offers significant savings over cellular-telephone-based Internet access methods, inasmuch as the Company's Wireless Internet Access System will be a monthly flat-rate charge rather than a per-minute charge.

     - Encryption. The Company's Wireless Access System is designed to allow the encryption (scrambling) of its broadcast signal, thereby offering a high degree of security to potential business customers who wish to transmit confidential information over the Internet. As designed, such encryption capability would not add significantly to the cost of the Company's Wireless Internet Access System to its potential business customers.

     - Mobility. As currently configured, the Company's Wireless Internet Access System would allow service personnel of a business to file contemporaneous reports, request and receive technical assistance and perform other computer-based functions from a customer's place of business or from a service vehicle, even if the service vehicle is traveling to the next destination. The Company believes this mobility feature of its Wireless Internet Access System will be attractive to potential business customers.

     -  Ethernet Capability.  As designed, the Company's
Wireless Internet Access System is compatible with existing so-called "ethernet" systems. Generally, an ethernet can be described as a self-contained network of desk-top computers, often located in the same building, through which individual computer users can communicate electronically (i.e., via e-mail), as well as access the Internet. Management of the Company believes the Company is capable of designing and installing an enthernet system in any existing building by installing a wireless communications system that links all computers, including computers that are to remain linked via hard wire, to one another and provides all computer users access to the Internet.
The Company believes that its ability to provide a wireless ethernet system at substantially lower cost than that of a hard-wire ethernet system will be a competitive advantage.

     -  No Telephone Company Involvement.  Because the
Company's Wireless Internet Access System does not utilize telephone lines, Company customers will not be required to incur the expense of a hard-wire telephone line through which to access the Internet. The Company believes this characteristic will be appealing to potential business customers. Also, in the many areas where there exists disdain for the local telephone company, the Company believes it will be able to gain business customers, at least in part, by emphasizing the fact that the local telephone company will no longer be needed for Internet access.

The Company anticipates that its Wireless Internet Access
System will be able to satisfy any other special requirements of a potential business customer, without significantly adding to the system's cost to that customer.
However, there can be no assurance that such will be the case.

Initially, the Company's Wireless Internet Access System will be marketed to the business sector. However, the Company is currently finalizing plans for the presentation of its Wireless Internet Access System to home-based
Internet users. Management of the Company believes that the Company is currently able to offer Internet access to homes at a lower cost than is currently offered by telephone-line-based Internet Service Providers, when a home-based user has installed a second line dedicated to fax/Internet capabilities. However, the Company expects that it will not begin to market to home-based Internet users until its has determined exactly what services each of its Wireless
Internet Service Providers will offer subscribers.
Currently, it is the Company's intention to offer a full array of video entertainment via its Wireless Internet
Access System. This is easily achieved due to the fact that the Company's Internet connection can be routed to the user's television using existing, relatively inexpensive technology. The Company expects that, over a period of about five years, each of its Wireless Internet Access
Providers would, assuming market conditions permit, be able to offer its subscribers the following services, including others that, given the rapid evolution of technology, may not currently exist:

     -  Movies.  The design of the Company's Wireless
Internet Access System leads the Company's management to believe that the Company will be able to offer an ever-expanding movie list, all of which would be available, in real time, at any time, upon request of the subscriber. It is expected that each movie would be sold, or "rented", to subscribers at a cost that would be less than the same movie were it to be rented from the local video rental store. The primary impediment to the Company's offering this service is its lack of capital with which to acquire necessary equipment, as well as digitized copies of the desired movies.

     - Pay-Per-View Events. The design of the Company's Wireless Internet Access System leads the Company's management to believe that the Company will be able to offer to its subscribers access to pay-per-view events, such as concerts and sporting events, including boxing matches, such as are currently available from time to time through local cable television systems. The primary impediment to the Company's offering this service is its lack of capital with which to purchase necessary equipment, including satellite dishes.

     - "Cable" Television. Although the Company expects that consumer acceptance will be sluggish at first, the design of the Company's Wireless Internet Access System leads the Company's management to believe that, with adequate capital for equipment and advertising, as well as consumer education, the Company will be able to provide a competitive offering of "cable" television channels that will equal to those offered by any local cable television company and direct broadcast satellite systems. It is quite possible that market forces will dictate that this type of service would not be introduced to consumers for the foreseeable future. No prediction in this regard can be made.

The foregoing services that might be offered in the future by the Company remain in the development stage and no introduction date has been set by the Company's management.
All of the services described appear to be possible after initial tests, due to the high-speed data transmission capabilities of the Company's Wireless Internet Access
System. Additional applications are currently being developed by the Company. No prediction as to when any or all of these services will be ready for commerical exploitation.

This Current Report on Form 8-K contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this Current
Report on Form 8-K, including, without limitation, those under "Change in Development Priority" and "Description of Wireless Internet Business" above. Suct statement are subject to certain risks and undertainties, such as changes in prices or demand for the Company's products as a result of competitive actions or economic factors, changes in the cost of equipment, changes in operating costs resulting from new technologies or inflation and the Company's ability to gain access to capital markets and/or commercial bank financing on favorable terms. Should one or more of these risks or uncertainties, among others, materialize, actual results may vary materially from those estimated, anticipated or projected. Although the Company believes that the expectations reflected by such forward-looking statements are reasonable based on information currently available to the Company, no assurance can be given that such expectation will prove to have been correct.
Cautionary statements identifying important factors that could cause actual results to differ materially from the Company's expectations are set forth in this Current Report on Form 8-K, including, without limitation, in conjunction with the forward-looking statements included in this Current
Report on Form 8-K that are referred to above. All forward-looking statements included in this Current Report on Form
8-K and all subsequent oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 21, 1997.

MEDIA ENTERTAINMENT, INC.


By: /s/ David M. Loflin
David M. Loflin
President